SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):
 January 22, 1997; (December 27, 1996)

                       AMERICAN RADIO SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                        0-26102                 04-3196245
 (State or other                 (Commission                 (IRS Employer
jurisdiction of                   File Number)            Identification No.)
incorporation)


                              116 Huntington Avenue
                           Boston, Massachusetts 02116
          (Address of principal executive offices, including zip code)




                                 (617) 375-7500
              (Registrant's telephone number, including area code)






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Item 5.  Other Events

On December 27, 1996, American Radio Systems Corporation (the "Company") announced that it has reached an agreement to exchange radio stations WHAM-AM, WHTK-AM, and WVOR- FM in Rochester, New York, and $16 million in cash to Jacor Communications, Inc. ("Jacor") for WKRO-FM in Cincinnati. In addition, American will assign to Jacor its option to purchase WNVE-FM, Rochester from the Great Lakes Wireless Talking Machine Limited Liability Corporation. Consummation of the transaction is subject to, among other conditions, the receipt of regulatory approval. For more information see the Company's press release, dated December 27, 1996, which is attached herewith as Exhibit 99.1 and incorporated by reference herein.


Item 7. Financial Statements and Exhibits

         (c) Exhibits

                  Exhibit 99.1 - Press Release, dated as of December 27, 1996.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AMERICAN RADIO SYSTEMS CORPORATION
                               (Registrant)



                               By: /s/  Justin D. Benincasa
                                    Justin D. Benincasa
                                    Vice President and Corporate Controller


Date:  January 22, 1997